UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               ------------------
                                  March 1, 2001



                     Community Bank Shares of Indiana, Inc.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Indiana                        0-25766                      35-1938254
   -----------                   -------------               -------------
(State or other               (Commission File No.)          (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)


           101 East Spring St., PO Box 939, New Albany, Indiana 47150
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (812) 944-2224

Item 4.  Change in Registrant's Certifying Accountant
         -------------------------------------------------------

         On March 1, 2001, the board of directors of the registrant determined to engage Crowe Chizek as its independent auditors for the fiscal year ended December 31, 2001. On March 2, 2001, the registrant orally notified Monroe Shine & Co., Inc. (Monroe Shine), its current independent auditors, of this determination and that Monroe Shine would not be engaged for the fiscal year ending December 31, 2001. The determination to replace Monroe Shine was recommended by the audit committee and approved by the full board of directors of the registrant.

         The report of Monroe Shine on the consolidated financial statements of Community Bank Shares of Indiana, Inc. for the years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2000 and 1999 and during the period from December 31, 2000 to March 1, 2001, there were no disagreements between the registrant and Monroe Shine concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from Monroe Shine accompanies this filing as Exhibit 16.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          COMMUNITY BANK SHARES OF INDIANA, INC.
                                             (Registrant)



Dated:  March 5, 2001                        BY:   /s/ James D. Rickard
       ----------------                      ----------------------------------
                                                   James D. Rickard
                                                   President, CEO, and Director


Dated:  March 5, 2001                        BY:   /s/ Paul A. Chrisco
       -----------------                     ----------------------------------
                                                   Paul A. Chrisco
                                                   Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT No.  DESCRIPTION                                                PAGE No.
-----------  -----------------------------------------------            -------
16           Letter from Monroe Shine & Co., Inc. to the Securities and
             Exchange Commission, dated March 5, 2001                      4

                                                                  March 5, 2001



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC  20549

RE:      Community Bank Shares of Indiana, Inc.

We have read the statements that we understand Community Bank Shares of Indiana, Inc. will include under item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under item 4.

                                                     Yours truly,

                                                     /s/ Monroe Shine Co., Inc.

                                                     Monroe Shine Co., Inc.